WISDOMTREE TRUST

Supplement Dated October 26, 2012

to the currently effective Prospectus for the

WisdomTree U.S. Equity ETFs

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

The following replaces the “Dividends and Distributions” section on page 56 of the Prospectus:

The Total Dividend Fund, Equity Income Fund, Dividend ex-Financials Fund, LargeCap Dividend Fund, MidCap Dividend Fund and SmallCap Dividend Fund intend to pay out dividends on a monthly basis. The remaining Funds intend to pay out dividends on a quarterly basis. Nonetheless, a Fund may not make a dividend payment every month or quarter, as applicable. Each Fund intends to distribute its net realized capital gains, if any, to investors annually. The Funds may occasionally be required to make supplemental distributions at some other time during the year. Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

If you would like additional information, including information about other WisdomTree Funds, please call 1-866-909-9473 or visit www.wisdomtree.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-SPA-003-1012

WISDOMTREE TRUST

Supplement Dated October 26, 2012

to the currently effective Statement of Additional Information for the

WisdomTree U.S. Equity ETFs and WisdomTree International Equity ETFs

This supplement provides new and additional information beyond that contained in the Statement of Additional Information and should be read in conjunction with the Statement of Additional Information.

The following replaces the “Dividends and Distributions” section on page 73 of the Statement of Additional Information.

The Total Dividend Fund, Equity Income Fund, Dividend ex-Financials Fund, LargeCap Dividend Fund, MidCap Dividend Fund and SmallCap Dividend Fund intend to pay out dividends on a monthly basis. The remaining Funds intend to pay out dividends on a quarterly basis. Nonetheless, a Fund might not make a dividend payment every month or quarter, as applicable. Each Fund intends to distribute its net realized capital gains, if any, to investors annually. The Funds may occasionally be required to make supplemental distributions at some other time during the year. Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

If you would like additional information, including information about other WisdomTree Funds, please call 1-866-909-9473 or visit www.wisdomtree.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-SPB-003-1012